Exhibit 10.9
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                       AMENDMENT TO SERVICE AGREEMENT
                       ------------------------------



     THIS AMENDMENT ("Amendment"), made and entered into this 15th day of September, 1995, by and between LabOne, Inc. ("LabOne," formerly Home Office Reference Laboratory, Inc.) and Business Men's Assurance Company of America (BMA).

                                WITNESSETH:

     WHEREAS, LabOne and BMA are parties to a Service Agreement dated January 1, 1993, (the "Agreement"); and

     WHEREAS, the parties desire to amend the Agreement;

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


1. Subsection (3.1) of the Service Agreement is hereby amended and substituting therefor the following:

3.1 PRICES AND BILLING FOR SERVICES. LabOne shall pay BMA a flat fee of $25,000 per year, effective January 1, 1995, payable on the last day of the year.


     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


                                    LabOne, Inc.

                                    By: /s/ Kurt Gruenbacher
                                       -------------------------------
                                        Kurt Gruenbacher
                                        V.P. Finance & CAO


                                    Business Men's Assurance
                                     Company of America

                                    By: /s/ John E. Walker
                                       ------------------------------
                                        John E. Walker
                                        Managing Director - Reinsurance




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